Exhibit 4.1

Resource Development COMMON STOCK CUSIPINCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARETHIS CERTIFIES THATIS THE REGISTERED HOLDER OFFULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE OFWILD HORSE RESOURCE DEVELOPMENT CORPORATIONtransferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificateproperly endorsed.This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.WITNESS, the facsimile signature of the Corporation’s duly authorized officers.Dated:Jay C. Graham, Chief Executive Officer [SEAL] Anthony Bahr, President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – ________ Custodian________
(Cust) (Minor)
under Uniform Gifts to Minors
Act____________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

____

____

____ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

X ________________________________

X ________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.